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                                                                   EXHIBIT 10.19

THIS INSTRUMENT IS SUBJECT TO THE SUBORDINATION AGREEMENT DATED AS OF JULY 3, 1995, AMONG THE MAKER, THE PAYEE AND THE FIRST NATIONAL BANK OF BOSTON, WHICH AMONG OTHER THINGS, SUBORDINATES THE MAKER'S OBLIGATIONS HEREUNDER TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OF THE MAKER TO THE HOLDERS OF SENIOR OBLIGATIONS AS DEFINED THEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED, OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO A REGISTRATION UNDER SAID ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE PAYOR, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                        12% NON-NEGOTIABLE SUBORDINATED
                                PROMISSORY NOTE

$375,000                                                           July 3, 1995
                                                          Boston, Massachusetts


     FOR VALUE RECEIVED, the undersigned, SUBURBAN OSTOMY SUPPLY CO. INC., a Massachusetts corporation (the "Payor"), hereby promises to pay to Donald Benovitz (the "Holder"), the principal amount of Three Hundred Seventy-Five Thousand Dollars ($375,000), payable on the terms specified below. This Promissory Note (the "Note") is executed and delivered on this date in connection with the purchase by the Payor of two thousand nine hundred eighty-two (2982) shares of common stock of the Payor held by the Holder, all as is more fully described in a certain Stock Purchase and Redemption Agreement dated as of July 3, 1995 (the "Purchase Agreement").

     1.   Payment of Principal.
          --------------------

     (a)  Scheduled Payment.  Subject to Sections 1(b) and 6 hereof, the
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principal amount of this Note shall be payable on June 30, 2000.

     (b)  Mandatory Prepayment.  Subject to Section 6 hereof, this Note shall be
          --------------------
subject to mandatory prepayment immediately upon the occurrence of a Liquidity Event (as defined in the Subordinated Debenture Purchase Agreement between the Payor and the Purchasers named


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therein dated as of July 3, 1995 (as amended or modified by such Purchasers or as the terms thereof may be waived by such Purchasers, the "Debenture Purchase Agreement")).

     2.   Interest.  Interest shall accrue on the outstanding principal amount
          --------
hereof, commencing on the date hereof and continuing until the date of payment in full, at the rate of twelve percent (12%) per annum, based on the actual number of days elapsed over a 360-day year, and shall be payable quarterly in arrears, on the last days of March, June, September and December of each year, commencing on September 30, 1995. In addition, in the event the principal amount of the Note is not paid when due and payable (whether at stated maturity by acceleration or otherwise), the interest on such principal amount shall thereafter be increased to fourteen percent (14%). Any interest not paid when due and payable shall thereafter be paid on demand by the holder of this Note, together with a late charge of two percent (2%) of the amount of interest past due.

     3.   Manner of Payment.  All payments shall be made in lawful money of the
          -----------------
United States of America in immediately available funds and shall be made at the address of the Holder for receiving notices hereunder or at such other address as the holder may designate for payments hereunder by notice given to the Payor.

     4.   Covenants.  The Payor hereby covenants and agrees with the Holder to
          ---------
observe and comply with all of the covenants of the Payor contained in Articles III and IV of the Debenture Purchase Agreement and to grant the Holder the rights of a "Purchaser" for purposes of such Articles III and IV.

     5.   Default; Remedy.  Upon the occurrence of an Event of Default pursuant
          ---------------
to Section 5(b), 5(c) or 5(d) hereof, the unpaid balance of the principal of this Note and all accrued interest thereon shall automatically become immediately due and payable without action on the part of the Holder. Upon the occurrence of an Event of Default pursuant to Section 5(a) hereof, subject to
Section 6 hereof, the Holder may by written notice to the Payor declare this Note to be in default, whereupon the unpaid balance of the principal of this Note and all accrued interest thereon shall immediately become due and payable. If within five (5) business days following such declaration of default or an automatic default pursuant to Section 5(b), 5(c) or 5(d) the Payor shall fail to pay promptly in full the unpaid balance of this Note and all interest accrued thereon, subject to Section 6 hereof, the Holder shall be entitled to pursue all such remedies as he may have, at law or in equity, for the enforcement and collection hereof, and to receive in addition to such principal and interest all costs of collection (including reasonable attorney's fees). For the purpose of this Note, an "Event of Default" shall consist only of one or more of the following:

     (a) The Payor shall fail to make any payment of principal when due or payment of interest within five (5) business days of when due.

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     (b)  The Payor shall fail to comply with any of the terms and provisions of this Note and such failure shall continue for a period of five (5) business days after receipt by the Payor of notice of such failure from the Holder.

     (c) The Payor shall default in the performance of any material term of the Debenture Purchase Agreement and the effect of such default is to cause the Debentures issued pursuant to such Agreement to become due and payable prior to their stated maturity.

     (d) The Payor shall default in the performance of any material term of the Debenture Purchase Agreement and the holders of the Debentures thereunder shall give notice to the Payor of their declaration that the Debentures are immediately due and payable prior to their stated maturity.

     6.   Transfer.  Neither this Note nor any interest herein may be
          --------
transferred or endorsed to any other party, except that, subject to the right of set-off, the Holder may transfer this Note by way of gift to any of his lineal descendants or to a trust for the benefit of his lineal descendants. Neither this Note nor any interest herein has been registered under the Securities Act of 1933, as amended, or any applicable state securities laws.

     7.   Note to Bear Legend.  This Note and any subsequent Note issued in
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replacement hereof or any interest therein shall bear the following legend:

     "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED, OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO A REGISTRATION UNDER SAID ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE PAYOR, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

     8.   Miscellaneous.
          -------------

     (a) This Note shall be binding upon and inure to the benefit of the Holder hereof and its permitted successors and assigns. This Note shall be binding upon the Payor and any successor to the principal business interests of the Payor, whether by merger or otherwise.

     (b) Any notice, request or communication pursuant to this Note shall be deemed duly given in the case of a delivered notice, when delivered by hand, or in the case of a mailed notice, when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer back received, addressed to the parties as follows:

     If to the Payor:     Suburban Ostomy Supply Co.
                          c /o Summit Partners III, L.P.

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                          One Boston Place
                          Boston, MA  02108
                          Attn:  Joseph F. Trustey

     With a copy to:      Hutchins, Wheeler & Dittmar
                          101 Federal Street
                          Boston, MA  02110
                          Attn:  James Westra

     If to the Holder:    Donald Benovitz
                          c/o Suburban Ostomy Supply Co., Inc.
                          75 October Hill Road
                          Holliston, MA  01746

     With a copy to:      Sullivan & Worcester
                          One Post Office Square
                          Boston, MA  02109
                          Attn: Norman Bikales

In the case of either Payor or Holder, to such other address as it may be designated by a notice to the other party in the manner herein provided.

     (c) Except as otherwise provide herein, the Payor hereby waives presentment, demand, protest, and notice of every kind in connection with the enforcement and collection of this Note.

     (d) The execution, delivery and performance of this Note shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

                                               SUBURBAN OSTOMY SUPPLY CO., INC.



ATTEST: /s/ Melvin Aronson                     By: /s/ Herbert Gray
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                                               Name:

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